WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002,
                 AS AMENDED JULY 22, 2002 AND DECEMBER 12, 2002


         The Income Fund (the "Fund") is increasing the maximum modified duration on securities held by the Fund from eight to nine years. The duration of an instrument measures the average period remaining until the discounted value of the amounts due (principal and interest) under the instrument are to be paid, rather than by the instrument's stated final maturity. For example, a portfolio duration of five years means that if interest rates increased by one percent, the value of the portfolio would decrease by approximately five percent. Modified duration adjusts duration to take into account the yield to maturity and the number of coupons received each year. Due to the significant decline in interest rates over the last few years, the modified duration of certain instruments with a stated final maturity of ten years has increased to more than eight years. Increasing the maximum modified duration on instruments held by the Fund to nine years will provide the Fund's portfolio managers with increased flexibility in the current interest rate environment. To reflect this change, the third paragraph following the caption "Goals and Principal Strategies" on page 35 of the Class N Shares Prospectus, page 33 of the Class I Shares Prospectus and page 35 of the Class A, B and C Shares Prospectus is hereby amended to read as follows:

            The anticipated dollar-weighted average maturity of the Fund is three to seven years. The anticipated weighted average modified duration for the Fund is two to five years, with a maximum duration on any instrument of nine years. The Advisor will not continue to hold a security whose duration has moved above nine years.



January 17, 2003

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606